Note 10 - Customer Deposits	12 Months Ended
Dec. 31, 2015
Customer Deposits [Abstract]
Customer Deposits [Text Block]
10.	Customer Deposits

These amounts represent deposits received from charterers as guarantees and are comprised as follows:

(a)	On February 24, 2015 an amount of $1,820,700 was received from the bareboat charterer of Aframax tanker “Spike” which is equal to five-months hire. This amount will be returned to the charterer at the end of the thirty two months bareboat charter.

(b) On October 12, 2015 an amount of $736,000 was received from the bareboat charterer of Product carrier “Navig8 Faith” which is equal to three-months hire. This amount will be returned to the charterer at the end of the three-year bareboat charter.